December 18, 2006

Supplement

SUPPLEMENT DATED DECEMBER 18, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
THE EUROPEAN EQUITY PORTFOLIO
CLASS X and CLASS Y
Dated May 1, 2006

The third and fourth paragraphs of the section of the Prospectus titled ‘‘The Portfolio—Portfolio Management’’ are hereby replaced by the following:

The Portfolio is managed within the European Equity team. The European Equity team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Matthew Leeman, a Managing Director of the Sub-Adviser, and Riccardo Bindi and Jonathan Day, each an Executive Director of the Sub-Adviser.

Mr. Leeman has been associated with the Sub-Adviser in an investment management capacity and has been a member of the team managing the Portfolio since December 2006. Prior to December 2006, Mr. Leeman was Co-Head of European Equities at Société Générale Asset Management and prior to November 2002, Mr. Leeman was a portfolio manager at Lombard Odier Darier Hentsch. Mr. Bindi has been associated with the Sub-Adviser in an investment management capacity and has been a member of the team managing the Portfolio since December 2006. Prior to December 2006, Mr. Bindi was a portfolio manager at Société Générale Asset Management and prior to November 2003, Mr. Bindi was a portfolio manager at Lombard Odier Darier Hentsch. Mr. Day has been associated with the Sub-Adviser in an investment management capacity and has been a member of the team managing the Portfolio since December 2006. Prior to December 2006, Mr. Day was a portfolio manager at Société Générale Asset Management and prior to February 2004, Mr. Day was a Vice President at Morgan Stanley Quilter.

Mr. Leeman is the lead manager of the Portfolio. All members collaborate to manage the assets for the Portfolio. Messrs. Leeman, Bindi and Day are responsible for the execution of the overall strategy of the Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIT SPT VAR EUROEQ 12/06